UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2005

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50067 (Commission File Number)	16-1616605 (I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS, SUITE 600 DALLAS, TEXAS (Address of Principal Executive Offices)	75201 (Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     The information provided in Item 2.03 below is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On June 22, 2005, Crosstex Energy, L.P. (the “Company”), along with Crosstex Energy Services, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into a Letter Amendment No. 1 to Amended and Restated Master Shelf Agreement (the “Letter Amendment”) with Prudential Investment Management, Inc. and the other purchasers listed therein. A copy of the Letter Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Letter Amendment amended the Company’s Amended and Restated Master Shelf Agreement (the “Master Shelf Agreement”) with Prudential Investment Management, Inc. and other institutional purchasers to, among other things, increase the aggregate principal amount of senior secured notes (“Shelf Notes”) that may be issued under the Master Shelf Agreement from $125 million to $200 million and decrease the issuance fee payable by the Company in connection with any issuance of Shelf Notes. The Letter Amendment requires that prior to an issuance of any Shelf Notes that would cause the aggregate principal amount of all Shelf Notes issued under the Master Shelf Agreement to exceed $150 million, the Company’s Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. (as a lender, administrative agent and collateral agent), Union Bank of California, N.A. (as a lender and as syndication agent), Royal Bank of Canada, U.S. Bank National Association and BNP Paribas (as lenders and co-documentation agents) and other lenders, be amended to permit the issuance of up to an aggregate of $200 million principal amount of Shelf Notes. The Credit Agreement currently permits the issuance of up to an aggregate of $150 million principal amount of Shelf Notes. Other than the amendments describe above, there were no other material changes to the terms of the Master Shelf Agreement.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Letter Amendment No. 1 to Amended and Restated Master Shelf Agreement, dated as of June 22, 2005, among Crosstex Energy, L.P., Crosstex Energy Services, L.P., Prudential Investment Management, Inc. and certain other parties.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP, LLC, its General Partner
Date: June 27, 2005	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

10.1	—	Letter Amendment No. 1 to Amended and Restated Master Shelf Agreement, dated as of June 22, 2005, among Crosstex Energy, L.P., Crosstex Energy Services, L.P., Prudential Investment Management, Inc. and certain other parties.